UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2020

Medicine Man Technologies, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-36868	46-5289499
(State or other jurisdiction of incorporation)	(Commission File Number)	IRS Employer Identification No.)

4880 Havana Street, Suite 201 Denver, Colorado	80239
(Address of principal executive offices)	(Zip Code)

(303) 371-0387

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 20, 2020, Medicine Man Technologies, a Nevada corporation (the “Company”) entered into a second amendment (the “Amendment”) to that certain securities purchase agreement (the “Agreement”) dated as of June 5, 2019 by and between the Company and Dye Capital Cann Holdings, LLC, a Delaware limited liability company (the “Investor” and together with the Company the “Parties”) as described in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on June 6, 2019, as amended by the first amendment to the Agreement dated as of July 15, 2019 (the “First Amendment”) and as described in a Current Report on Form 8-K filed with the SEC on July 17, 2019. The Agreement, as amended by the First Amendment, contemplated, among other things, the sale by the Company to the Investor in three separate tranches of shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), together with warrants to purchase the number of shares of Common Stock purchased in each tranche closing (the “Warrants”). At the time of the closing of the initial transactions contemplated in the Agreement, Justin Dye, principal of the Purchaser, became a Director and Chief Executive Officer of the Company; the Purchaser is currently the Company’s largest shareholder and Mr. Dye has voting and dispositive power over the securities held by the Purchaser.

The Amendment provides, pursuant to the terms and subject to the conditions set forth therein, that in addition to the shares of Common Stock and Warrants previously purchased by the Investor in connection with the Agreement as amended by the First Amendment, the Investor shall purchase in a private placement 187,500 shares of Common Stock at a price of $2.00 per share together with 187,500 Warrants at an exercise price of $3.50 per share (the “Transaction”). The Transaction closed on May 21, 2020.

The foregoing description of the Amendment and the Transaction is merely a summary, does not purport to be complete, and is subject to and qualified in the entirety by reference to the full text of the Amendment which is attached as Exhibit 10.1 to this report and the Form of Warrant attached as Exhibit 4.1 to this report.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
4.1	Form of Warrant
10.1	Amendment to Securities Purchase Agreement dated May 20, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Medicine Man Technologies, Inc.

Date: May [__], 2020	By:	/s/ Dan Pabon
Dan Pabon
General Counsel